UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 11, 2026
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices) (Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(b) On June 11, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of Live Nation Entertainment, Inc. (the “Company”):

1. Maverick Carter, Ping Fu, Richard Grenell, Jeff Hinson, Chad Hollingsworth, Jimmy Iovine, Jim Kahan, Randall Mays, Rich Paul, Michael Rapino, Carl Vogel, and Latriece Watkins were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2027 or until their successors are elected and qualified;

2. an advisory resolution was passed in favor of the Company’s executive compensation; and

3. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2026 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Maverick Carter	193,131,921	23,431,634	2,228,673	7,660,607
Ping Fu	215,754,598	938,407	2,099,224	7,660,607
Richard Grenell	216,356,981	343,049	2,092,198	7,660,607
Jeff Hinson	213,754,936	2,938,042	2,099,250	7,660,607
Chad Hollingsworth	205,632,367	11,060,956	2,098,905	7,660,607
Jimmy Iovine	213,140,054	3,555,950	2,096,224	7,660,607
Jim Kahan	214,090,873	2,604,761	2,096,594	7,660,607
Randall Mays	210,256,317	6,439,615	2,096,296	7,660,607
Rich Paul	216,151,092	544,423	2,096,713	7,660,607
Michael Rapino	216,029,451	666,395	2,096,382	7,660,607
Carl Vogel	216,232,558	460,545	2,099,125	7,660,607
Latriece Watkins	213,131,010	3,488,644	2,172,575	7,660,607

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
187,976,286	28,703,894	2,112,048	7,660,607

Proposal No. 3 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2026
For	Against	Abstained	Broker Non-Votes
221,753,602	2,599,377	2,099,857	0

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
June 12, 2026